PRESS RELEASE

MONTPELIER RE HOLDINGS LTD. REPORTS THIRD QUARTER 2002 RESULTS

ANNUALIZED RETURN ON EQUITY OF 15.0% FOR FIRST THREE QUARTERS OF 2002

HAMILTON, Bermuda, November 5th, 2002 - Montpelier Re Holdings Ltd. (NYSE - MRH) today reported net income of $26.5 million, or $0.50 diluted earnings per share, for the third quarter of 2002, and net income of $78.3 million, or $1.49 diluted earnings per share, for the nine months to September 30, 2002.

Comprehensive income was $42.1 million for the third quarter, or $0.79 diluted comprehensive income per share, and $103.7 million for the first nine months of 2002, or $1.98 diluted comprehensive income per share. Comprehensive income includes $15.6 million of unrealized gains for the quarter, and $25.4 million of unrealized gains for the nine months to September 30, 2002. Book value per share at September 30, 2002 was $18.22, an increase of $0.71 in the third quarter and an increase of $1.81 in the nine months to September 30, 2002. This strong result was driven by an encouraging underwriting performance and a solid total return in the investment portfolio.

Anthony Taylor, President and CEO, commented: "We are very pleased with the premium volumes and rate increases seen in the third quarter and since our inception in December 2001. In the first three quarters of 2002, we benefited from the relatively low level of catastrophe losses. We experienced limited exposure to the European floods in the third quarter and recorded a related reserve of $25.0 million."

Mr. Taylor further stated: "Looking forward, the reinsurance market remains strong, our balance sheet is in great shape and, as a result, the outlook for 2003 is excellent."

Tom Kemp, Chief Financial Officer, noted: "We regard the increase in book value per share as the best single measure of our performance over time. For the nine months to September 30, 2002, the increase represents an annualized return on equity of 15.0%. Since our reinsurance book is exposed to catastrophes, our future results may not be smooth from quarter to quarter. We are, however, committed to producing favorable long-term results to investors, and are continually seeking opportunities to deploy our capital at very attractive prospective returns while maintaining a disciplined underwriting approach."

Gross premiums written were $193.7 million for the third quarter and $533.8 million for the year to date. Reinsurance premiums ceded were $20.8 million for the third quarter and $39.8 million for the year to date. Reinsurance premiums ceded relate entirely to reinsurance protection purchased by Lloyd's syndicates which cede premiums to Montpelier Re through three qualifying quota share ("QQS") arrangements. This reinsurance inures to the benefit of Montpelier Re and will potentially result in lower loss ratio volatility in the QQS book of business than in the remainder of the book of business over which reinsurance protection has not been purchased.

Net premiums earned were $106.5 million for the third quarter and $224.5 million for the year to date. Because Montpelier Re only began writing business in December 2001, and premium volumes are continuing to increase, earned premium lags noticeably behind written premium. This will continue to be the case until the level of net written premium stabilizes at a reasonably constant level year on year.

Net investment income, including net realized gains and losses, was $16.5 million for the third quarter and $37.0 million for the year to date. Including unrealized gains of $15.6 million for the third quarter and $25.4 million for the year to date, the total investment return was 2.8% for the third quarter and 5.7% for the year to date. This reflects the positive performance of the high quality, short duration portfolio of fixed income securities. At September 30, 2002, the only equity holding was an unquoted investment in Wellington Re, the newly formed London reinsurer.

Losses and loss adjustment expenses were $69.0 million for the third quarter and $122.4 million for the year to date, representing loss ratios of 64.8% and 54.5% respectively. The third quarter includes $25.0 million of reserves in respect of the European floods, which added 23.5% to the third quarter loss ratio. This increased our loss ratio to 54.5% for the nine months to September 30, 2002 from 45.2% for the six months to June 30, 2002.

Acquisition costs and general and administrative expenses were $26.2 million for the third quarter and $57.5 million for the year to date, representing expense ratios of 24.6% and 25.6% respectively. Included in these numbers were $1.4 million and $3.8 million for the three and nine months, respectively, relating to the expensing of stock options.

Combined ratios were 89.5% for the third quarter and 80.1% for the nine months ended September 30, 2002.

Shareholders' equity at September 30, 2002 was $968.0 million. Subsequent to the end of the third quarter, a successful initial public offering was completed which raised net proceeds of $201.2 million. Pro-forma shareholders' equity at September 30, 2002, including offering proceeds, was $1,169.2 million.

EARNINGS CONFERENCE CALL:

Montpelier Re executives will conduct a conference call, including a question and answer period, on Wednesday November 6th, 2002 at 10:00 a.m. Eastern Standard Time. The presentation will be available via a live audio webcast accessible through the Company's investor section of its website at: www.montpelierre.bm. A telephone replay of the conference call will be available through November 13th, 2002 by dialing 888-286-8010 (toll-free) or 617-801-6888 (International) and entering the pass code: 62271.

Montpelier Re Holdings Ltd., through its operating subsidiaries, is a premier provider of global specialty property reinsurance products. Its subsidiary, Montpelier Reinsurance Ltd. is rated "A-" (Excellent) by A.M. Best Company and both were founded in December 2001. Additional information can be found at www.montpelierre.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This Press Release contains, and the Company may from time to time make, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company's control that could cause actual results to differ materially from such statements. Important events that could cause the actual results to differ include, but are not necessarily limited to, our short operating history; our dependence on principal employees; the cyclical nature of the reinsurance business; the levels of new and renewal business achieved; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the impact of terrorist activities on the economy; our reliance on reinsurance brokers; the impact of currency exchange rates and interest rates on our investment results; competition in the reinsurance industry and rating agency policies and practices. The Company's forward-looking statements concerning market fundamentals could be affected by changes in demand, pricing and policy term trends and competition. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in the Company's Form S-1 (Registration No. 333-89408) filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

CONTACT:

Tom Kemp, Chief Financial Officer

Or

Keil Gunther, Information Manager

Telephone: 441 296 5550

                            MONTPELIER RE HOLDINGS LTD.

                              COMBINED BALANCE SHEETS
                  (millions, except share and per share amounts)


                                                                                  (UNAUDITED)
                                                                                 SEPTEMBER 30,  DECEMBER 31,
                                                                                     2002           2001
                                                                                 ------------   ------------
ASSETS

Investments and cash:
Fixed maturities, available for sale at fair value                               $    1,105.1   $      640.4
Equities - unquoted, at fair value                                                       34.1           --
Cash and cash equivalents, at fair value                                                147.2          350.6
                                                                                 ------------   ------------

Total investments and cash                                                            1,286.4          991.0

Unearned premium ceded                                                                   16.0           --
Premiums receivable                                                                     213.1            0.1
Reinsurance recoverable                                                                  10.6           --
Deferred acquisition costs                                                               45.5           --
Accrued investment income                                                                10.7            1.7
Deferred financing costs                                                                  1.5            2.0
Common voting shares subscriptions receivable                                            --             26.0
Other assets                                                                              3.7            1.0
                                                                                 ------------   ------------

TOTAL ASSETS                                                                     $    1,587.5   $    1,021.8
                                                                                 ============   ============

LIABILITIES

Loss and loss adjustment expense reserves                                        $      132.5   $       --
Unearned premium                                                                        287.7            0.1
Accounts payable, accrued expenses and other liabilities                                  4.9           10.4
Investment trades pending                                                                44.4           --
Amount due to affiliates                                                                 --              0.6
Long-term debt                                                                          150.0          150.0
                                                                                 ------------   ------------

      Total liabilities                                                                 619.5          161.1
                                                                                 ------------   ------------

SHAREHOLDERS' EQUITY

Common shares and paid-in capital                                                       924.0          920.4
Accumulated other comprehensive income                                                   27.3            1.9
Retained earnings (accumulated deficit)                                                  16.7          (61.6)
                                                                                 ------------   ------------

      Total shareholders' equity                                                        968.0          860.7
                                                                                 ------------   ------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                       $    1,587.5   $    1,021.8
                                                                                 ============   ============


Common voting shares outstanding (000's)                                               52,440sh       52,440sh
Common voting and common equivalent shares outstanding (000's)                         61,544         52,440

BOOK VALUE PER SHARE:

      Basic book value per common voting share                                   $      18.46   $      16.41
                                                                                 ============   ============
      Fully converted book value per common voting and common equivalent share   $      18.22   $      16.41
                                                                                 ============   ============

                           MONTPELIER RE HOLDINGS LTD.

             COMBINED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
                      (millions, except per share amounts)
                                   (unaudited)

                                                   THREE MONTHS   NINE MONTHS
                                                       ENDED          ENDED
                                                   SEPTEMBER 30,  SEPTEMBER 30,
                                                        2002           2002
                                                   ------------   -------------
REVENUES:
      Gross premiums written                       $      193.7    $      533.8
      Reinsurance premiums ceded                          (20.8)          (39.8)
                                                   ------------    ------------
      Net premiums written                                172.9           494.0
      Change in net unearned premiums                     (66.4)         (269.5)
                                                   ------------    ------------
      Net premiums earned                                 106.5           224.5
      Net investment income                                12.5            31.5
      Net realized gains on investments                     4.0             5.5
                                                   ------------    ------------

          Total revenues                                  123.0           261.5

EXPENSES:

      Loss and loss adjustment expenses                    69.0           122.4
      Acquisition costs                                    20.4            41.5
      General and administrative expenses                   5.8            16.0
      Interest on long-term debt                            1.2             3.2
                                                   ------------    ------------

          Total expenses                                   96.4           183.1

      Net income before taxes                              26.6            78.4

      Income tax expense                                    0.1             0.1
                                                   ------------    ------------
NET INCOME                                         $       26.5    $       78.3
                                                   ------------    ------------

      Other comprehensive income items                     15.6            25.4

                                                   ------------    ------------
COMPREHENSIVE INCOME                               $       42.1    $      103.7
                                                   ============    ============


EARNINGS PER SHARE:

      Basic earnings per share                     $       0.51    $       1.49
      Diluted earnings per share                   $       0.50    $       1.49

      Basic comprehensive income per share         $       0.80    $       1.98
      Diluted comprehensive income per share       $       0.79    $       1.98

                           MONTPELIER RE HOLDINGS LTD.

    FULLY CONVERTED BOOK VALUE PER COMMON VOTING AND COMMON EQUIVALENT SHARE
                                   (unaudited)


                                                                              SEPTEMBER 30,       DECEMBER 31,
                                                                                   2002               2001
                                                                              -------------      -------------
NUMERATOR (IN MILLIONS):

shareholders' equity                                                          $       968.0      $       860.7
proceeds from assumed exercise of outstanding warrants                                122.0               --
proceeds from assumed exercise of outstanding options                                  31.3               --
                                                                              -------------      -------------

      BOOK VALUE NUMERATOR                                                    $     1,121.3      $       860.7
                                                                              =============      =============


DENOMINATOR (IN SHARES):

common voting shares outstanding                                                 52,440,000sh       52,440,000sh
shares issuable upon exercise of outstanding warrants                             7,319,160               --
shares issuable upon exercise of outstanding options                              1,785,000               --
                                                                              -------------      -------------

      BOOK VALUE DENOMINATOR                                                     61,544,160sh       52,440,000sh
                                                                              =============      =============


FULLY CONVERTED BOOK VALUE PER COMMON VOTING AND COMMON EQUIVALENT SHARE      $       18.22      $       16.41



PRO-FORMA CALCULATIONS, INCLUDING IPO PROCEEDS                                 PRO-FORMA
----------------------------------------------                                SEPTEMBER 30,      DECEMBER 31,
                                                                                   2002              2001
                                                                              -------------      -------------
NUMERATOR (IN MILLIONS):

shareholders' equity                                                          $     1,169.2      $       860.7
proceeds from assumed exercise of outstanding warrants                                122.0               --
proceeds from assumed exercise of outstanding options                                  31.3               --
                                                                              -------------      -------------

      BOOK VALUE NUMERATOR                                                    $     1,322.5      $       860.7
                                                                              =============      =============


DENOMINATOR (IN SHARES):

common voting shares outstanding                                                 63,392,600sh       52,440,000sh
shares issuable upon exercise of outstanding warrants                             7,319,160               --
shares issuable upon exercise of outstanding options                              1,785,000               --
                                                                              -------------      -------------

      BOOK VALUE DENOMINATOR                                                     72,496,760sh       52,440,000sh
                                                                              =============      =============


FULLY CONVERTED BOOK VALUE PER COMMON VOTING AND COMMON EQUIVALENT SHARE      $       18.24      $       16.41
(PRO-FORMA)